SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center

200 Washington Square North, Lansing, Michigan 48933
 (Address of Principal Executive Offices) (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
Press Release, Dated April 26, 2005

Item 7.01. Regulation FD Disclosure.

     On April 26, 2005, Capitol Bancorp Ltd. announced an increase in its quarterly dividend to $0.18 per share, payable June 1, 2005 to shareholders of record as of May 9, 2005. This is Capitol’s second quarterly dividend of 2005. In first quarter 2005, Capitol paid $0.17. The press release is attached as Exhibit 99.1 to this Item 7.01.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD. (Registrant)
Date: April 27, 2005	/s/ Joseph D. Reid
Joseph D. Reid
Chief Executive Officer

2

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 26, 2005.

3